UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2009

COMBINATORX, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Sixteenth Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On November 10, 2009, CombinatoRx, Incorporated (the "Company") and Angiotech Pharmaceuticals, Inc. ("Angiotech") mutually agreed to terminate the Research and License Agreement dated as of October 3, 2005 between the Company and Angiotech (the "Agreement"). Under the terms of the termination, CombinatoRx is not required to refund to Angiotech any funds paid to CombinatoRx under the Agreement.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.	Description
10.1	Termination Agreement between CombinatoRx, Incorporated and Angiotech Pharmaceuticals, Inc., dated as of November 10, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBINATORX, INCORPORATED
	By:	/s/ Jason F. Cole
Name: Jason F. Cole
Title: Senior Vice President and
General Counsel
Dated: November 10, 2009